UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 12, 2007 (June 6, 2007)

________________________________

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

________________________________

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR   230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            On June 6, 2007, NS hosted an Investor Day in New York City, during which members of management provided information regarding various aspects of Norfolk Southern's ("NS") business.  The text and accompanying slides of such presentations are included as exhibits to this Form 8-K.  The archived webcast--including questions and answers--and all slides are available on NS' website, www.nscorp.com, under the "Investors" section.

Statements about future results made in the materials filed with this Form 8-K as exhibits constitute forward-looking statements that may be identified by the use of words like "believe," "expect," "anticipate" and "project."   Forward-looking statements reflect management's good-faith evaluation of information currently available.  However, such statements are dependent on and, therefore, can be influenced by, a number of external variables over which management has little or no control, including: domestic and international economic conditions; interest rates; the business environment in industries that produce and consume rail freight; competition and consolidation within the transportation industry; fluctuation in prices or availability of key materials, in particular diesel fuel; labor difficulties, including strikes and work stoppages; legislative and regulatory developments; changes in securities and capital markets; disruptions to NS' technology infrastructure, including its computer systems; and natural events such as severe weather, hurricanes and floods.   For more discussion about each risk factor, see Part I, Item 1A "Risk Factors" in NS' Dec. 31, 2006, Form 10-K, and any updates contained in subsequent Forms 10-Q.   Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved.  As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements.   NS undertakes no obligation to update or revise forward-looking statements.

The materials filed with this Form 8-K include non-GAAP financial measures, as defined by SEC Regulation G, which are reconciled on NS' website and on Exhibit 99.16 to this Form 8-K.  Specifically, the materials refer to the measures "free cash flow" and "return on invested capital."  See Exhibit 99.16 to this Form 8-K for the reasons NS' management believes they provide useful information to investors regarding NS' financial condition and results of operations.  These measures should be considered in addition to, not as a substitute for, other information provided in accordance with GAAP.

 Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Transcript of Introductory Comments
99.2	Transcript of Opening Remarks by Charles W. Moorman
99.3	Presentation by Donald W. Seale
99.4	Presentation by Daniel D. Smith
99.5	Presentation by David T. Lawson
99.6	Presentation by Michael R. McClellan
99.7	Presentation by Mark D. Manion
99.8	Presentation by Tim A. Heilig
99.9	Presentation by Timothy J. Drake
99.10	Presentation by Fredric M. Ehlers
99.11	Presentation by James A. Hixon
99.12	Presentation by John P. Rathbone
99.13	Presentation by Deborah H. Butler
99.14	Presentation by James A. Squires
99.15	Transcript of Closing Remarks by Charles W. Moorman
99.16	Reconciliation of Non-GAAP Measures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                            /s/ Reginald J. Chaney

                                                            _________________________________

                                                            Name:  Reginald J. Chaney
                                                            Title:    Assistant Corporate Secretary

Date:  June 12, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Transcript of Introductory Comments
99.2	Transcript of Opening Remarks by Charles W. Moorman
99.3	Presentation by Donald W. Seale
99.4	Presentation by Daniel D. Smith
99.5	Presentation by David T. Lawson
99.6	Presentation by Michael R. McClellan
99.7	Presentation by Mark D. Manion
99.8	Presentation by Tim A. Heilig
99.9	Presentation by Timothy J. Drake
99.10	Presentation by Fredric M. Ehlers
99.11	Presentation by James A. Hixon
99.12	Presentation by John P. Rathbone
99.13	Presentation by Deborah H. Butler
99.14	Presentation by James A. Squires
99.15	Transcript of Closing Remarks by Charles W. Moorman
99.16	Reconciliation of Non-GAAP Measures